                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):        December 12, 1996
                                                 -------------------------------

                        STATE STREET BOSTON CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      Massachusetts                  0-5108                     04-2456637
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(STATE OR OTHER JURISDICTION       (COMMISSION                (IRS EMPLOYER
    OF INCORPORATION)              FILE NUMBER)             IDENTIFICATION NO.)



               225 Franklin Street, Boston, Massachusetts  02110
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER:                     (617) 786-3000
                                 -----------------------------------------------



                                      N/A
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS

     On December 12, 1996, the Board of Directors of the Registrant authorized a $200 million capital securities transaction. As part of the transaction, the Registrant expects to issue junior subordinated deferrable interest debentures. The securities to be offered will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STATE STREET BOSTON CORPORATION


Date:  December 12, 1996               By:  /s/ John R. Towers
                                          --------------------------------
                                          Title:  Senior Vice President